Exhibit 10.2

Underwriting Agreement

Progen Pharmaceuticals Limited
Emerging Growth Capital Pty Limited
Bell Potter Securities Limited

Level 12

60 Carrington Street

SYDNEY  NSW  2000

DX 262  SYDNEY  NSW

Tel: (02) 8915 1000

Fax: (02) 8916 2000

www.addisonslawyers.com.au

Ref: DPS/EME766/14

197481 3

Table of Contents

1.	Defined terms and interpretation	2

2.	Underwriting and Commitment	15

3.	EI Prospectus	16

4.	ASX Listing	17

5.	Entitlement Issue Period	18

6.	Obligations of the Company	18

7.	Applications for, and Allotment of, Underwritten Shares	39

8.	Shortfall	41

9.	Payments	44

10.	Relief of the Underwriter’s Obligations	44

11.	Confidentiality	49

12.	Notices	50

13.	General	51

Annexure 1		56

Annexure 2		57

Annexure 3		57

i

DETAILS

Date: 3 May 2007

Parties

(1)	Progen Pharmaceuticals Limited (“Company”)

	ABN	82 010 975 612

	Address	16 Benson Street TOOWONG QLD 4066

	Attention	Mr Justus Homburg

(2)	Emerging Growth Capital Pty Limited (“eG”)

	ABN	16 093 677 180

	Address	Level 3, 1 Castlereagh Street SYDNEY NSW 2000

	Attention	Mr Ross Lewin

(3)	Bell Potter Securities Limited (“Bell”)

	ABN	25 006 390 772

	Address	Level 33, Grosvenor Place 225 George Street, SYDNEY NSW 2000

	Attention	Mr Greg Ward

Recitals

A.	The current issued capital of the Company is 46,572,084 Shares and 640,000 Options.

B.	The Company proposes to issue and allot:

	1.	5,941,343 Shares, together with New Options on a 1 for 2 basis, each at an Entitlement Issue Price, to raise approximately A$34,103,309 (the “Entitlement Issue”); and

	2.	6,900,000 Shares, each at an offer price of US$4.75 to raise approximately US$32,775,000 (the “US Placement”).

C.

The Entitlement Issue will be effected pursuant to the issue by the Company of one or more prospectuses and otherwise in accordance with the applicable laws of Australia, the United States and the rest-of-the-world.

D.

The Company and the Underwriter have agreed that each Underwriter will underwrite their respective Agreed Proportion of the Entitlement Issue to the extent of the Underwritten Shares in accordance with the terms of this agreement and in reliance upon the representations and undertakings contained in this agreement.

Operative Parts

1.	Defined terms and interpretation

1.1	Defined terms

The following definitions apply unless the context requires otherwise.

AEST means Australian Eastern Standard time.

Agreed Proportion means in respect of both eG and Bell, fifty per cent. (50%).

Allotment Date means the date specified as such in the Timetable or such other date the Company and the Underwriter may agree.

Announcement means the announcement referred to in clause 2.3(a)(i).

Announcement Date means 4 May, 2007 AEST or such later date as the Parties may agree.

Application means a duly completed application for Underwritten Shares which is:

(a) made on an application form attached to or that accompanies a copy of an EI Prospectus;

(b) accompanied by appropriate Application Moneys; and

(c) received by or on behalf of the Company on or before the Closing Date,

or such other application as is acceptable to the Underwriter.

Application Moneys means the moneys accompanying the Application, being payment in full, in immediately available funds, for the Shares subscribed for pursuant to the Entitlement Issue.

ASIC means the Australian Securities & Investments Commission.

ASX means the ASX Limited ACN 008 624 691.

Australian EI Prospectus has the meaning set forth below in the definition of “Prospectus”.

Australian EI Shares means those Shares that are offered to and/or subscribed for by persons other than US Persons, under and as part of the Entitlement Issue, and include the New Options to be issued to such persons when they subscribe for Australian EI Shares.

Authority means any government, governmental, semi-governmental, administrative or judicial entity, body, politic or statutory corporation whether federal or state, municipal or otherwise and whether located in Australia, the United States or elsewhere overseas and for the avoidance of doubt includes ASIC, ASX, the Takeovers Panel, the SEC and NASDAQ.

Business Day means:

(a)	for the purpose of sending or receiving a notice, a day which is not a Saturday, Sunday, a bank holiday or a public holiday in the city where the notice is received; and

(b)	for all other purposes, a day which is not a Saturday, Sunday, a bank holiday or a public holiday in Sydney.

Business Hours means from 9.00 am to 5.00 pm AEST on a Business Day.

Certificate means the certificate delivered by the Company to both eG and Bell pursuant to clause 8.1(b) in the event of a Shortfall.

Charges means all fees, costs, taxes, charges and expenses payable under this agreement, auditor’s fees, investigating accountants fees, share registry fees, legal fees, expert’s fees, advertising and publicity fees, printing and typesetting costs, postage, any stamp duty on this agreement and the allotment of the Underwritten Shares and any other costs, charges and expenses of, in connection with or relating (directly or indirectly) to the Entitlement Issue or this agreement, the preparation of the Entitlement Issue or this agreement, including business class airfares, accommodation and meals.

Closing Date means the 5.00 pm on the date specified as the closing date for the submission of Applications in each Prospectus, or such other date as the Parties may determine in accordance with clause 5.

Completion means the completion of the Entitlement Issue.

Compliance Rules means any and all relevant or applicable provisions of:

(a)	Corporations Act;

(b)	Corporations Regulations;

(c)	the Listing Rules;

(d)	the Constitution;

(e)

any practice note, policy statement, class order, declaration, guideline, policy or procedure pursuant to the provisions of which either ASIC or ASX is authorised or entitled to regulate, implement or enforce, either directly or indirectly, the provisions of any of the foregoing statutes, regulations, rules, deeds or agreements or any conduct or proposed conduct of any person pursuant to any of the abovementioned statutes, regulations, rules, deeds or agreements; and

(f)

in respect of the US Placement, any US Placement Prospectus, US EI Prospectus and the Entitlement Issue, the Securities Act, the Exchange Act, all rules, regulations, policies, orders, declarations or statements issued, implemented or enforced in connection with any of the matters or actions the subject of either of those statutes, and the rules and regulations of NASDAQ including, without limitation, the NASDAQ Marketplace Rules.

Constitution means the constitution of the Company.

Corporations Act means the Corporations Act 2001 (Cth).

Corporations Regulations means those regulations issued and to be applied in conjunction with the relevant provisions of the Corporations Act.

Despatch Date means in respect of the Entitlement Issue, 23 May 2007 or any earlier date that the Underwriter selects.

Details means, in relation to a party, the details for that party set out in this agreement.

Director means any director of the Company.

Due Diligence Committee means the committee appointed by the Directors to carry out the due diligence investigations and procedures in accordance with the Due Diligence Planning Memorandum, in connection with the Entitlement Issue.

Due Diligence Planning Memorandum means the due diligence planning memorandum describing the Due Diligence Programme adopted by the Due Diligence Committee in relation to the Entitlement Issue.

Due Diligence Programme means the due diligence and verification procedures adopted by the Due Diligence Committee in accordance with the Due Diligence Planning Memorandum.

Due Diligence Report means the report of the Due Diligence Committee to the Directors, including all supporting documents and other work papers to which the Underwriter is given access for the purpose of the conduct of the Due Diligence Programme.

Due Diligence Results means the results of the Due Diligence Programme.

EI Prospectus has the meaning set forth below in the definition of “Prospectus”.

Encumbrance means any mortgage, charge, lien, hypothecation, assignment, security or other encumbrance by way of security (other than a lien arising by operation of law and a charge arising by statute and in either case in respect of which no default has occurred), Security Interest or any title (other than a title retention arising in the ordinary course of business as a result of the supply of goods and services), preferential right or arrangement or trust arrangement the effect of which is the creation of security (howsoever ranking) for the payment of indebtedness or any other monetary obligation or the observance of any other obligation and any agreement to create any of them or allow any of them to exist.

Entitlement Issue means the offer by the Company of 5,941,343 Shares at the Entitlement Issue Price.

Entitlement Issue Period means the period specified as the offer period in a Prospectus, subject to any variation of the Closing Date as provided in clause 5.

Entitlement Issue Price means:

(a) A$5.74 per Australian EI Share; and

(b) US$4.75 per US EI Share.

Entitlement Issue Proceeds means the product of:

(a) the Entitlement Issue Price; and

(b) the total number of Entitlement Shares.

Entitlement Shares means all Australian EI Shares and US EI Shares that are offered for subscription or sale under the provisions of the Entitlement Issue.

Exchange Act means the Securities Exchange Act of 1934 of the United States of America, as amended.

Group means the Company and each of its Related Bodies Corporate.

Group Company means the Company and any other company within the Group.

GST or GST Amount means, in relation to a Payment, an amount arrived at by multiplying the Payment (or the relevant part of a Payment if only part of a Payment is the consideration for a taxable supply) by the appropriate rate of tax prescribed under the provisions of the GST Law (being 10% when the GST Law commenced).

GST Law has the meaning given to that term in the A New Tax System (Goods and Services Tax) Act 1999 (as amended) and any regulation made under that Act.

Indemnified Parties means eG, Bell and each of their respective officers, employees and agents.

Insolvency Event means the happening of any of the following events:

(a)	an application is made to a court for an order or an order is made that a body corporate be wound up;

(b)

an application is made to a court for an order appointing a liquidator, provisional liquidator, administrator, controller, managing controller, receiver, receiver and manager or similar officer in respect of a body corporate or one of them is appointed, whether or not under an order;

(c)	a receiver, receiver and manager, controller, managing controller or administrator is appointed to the property of a body corporate or any part or parts of it;

(d)

except to reconstruct or amalgamate while solvent on terms approved by the Underwriter, a body corporate enters into, or resolves to enter into, a scheme of arrangement, deed of company arrangement or composition with, or compromise or assignment for the benefit of all or any class of its creditors or members or it proposes a reorganisation, moratorium or other administration involving any of them;

(e)

a body corporate resolves to wind itself up or otherwise dissolve itself or gives notice of intention to do so, except to reconstruct or amalgamate while solvent and on terms approved by the Underwriter;

(f)	a body corporate is or states that it is unable to pay its debts as and when they fall due;

(g)	a body corporate fails (in accordance with the terms of section 459F of the Corporations Act) to comply with any statutory demand served pursuant to section 459E of the Corporations Act;

(h)

a body corporate is or makes a statement from which it may be reasonably deduced by the Underwriter that the body corporate is, the subject of an event described in section 459C(2)(b) or section 585 of the Corporations Act;

(i)	a body corporate takes any step to obtain protection or is granted protection from its creditors, under any applicable legislation;

(j)	execution or other process issued or a judgment, decree or order of a court in favour of a creditor of a body corporate is returned wholly or partly unsatisfied;

(k)	any steps are taken by ASIC to dissolve a body corporate or a body corporate is dissolved;

(l)	a person becomes an insolvent under administration as defined in section 9 of the Corporations Act or action is taken which could result in that event;

(m)	a body corporate becomes insolvent as defined in section 95A or Regulation 7.5.02(1) of the Corporations Regulations; and

(n)	anything analogous or having a substantially similar effect to any of the events specified above happens under the law of any applicable jurisdiction.

Intellectual Property means any patent, patent application, invention, formulation, trademark, service mark, trade name, trade secret, trademark registration, service mark registration, copyright, licence, formula, customer list, designs, manufacturing or other processes, computer software, systems, data compilation, research results, and know-how and other intellectual property (including trade secrets and other unpatented and/or unpatentable proprietary or confidential information, systems or procedures) necessary or desirable  to conduct any business of any Group Company as being conducted or as contemplated to be conducted;

Last Accounts Date means 31 December, 2006.

Last Closing Date means latter to occur of the time and date on which the offer of:

(a)	the Australian EI Shares under the Australian EI Prospectus; and

(b)	the US EI Shares under the US EI Prospectus,

closes.

Listing Date means:

(a)	in respect of the Australian EI Shares, the date upon which the Australian EI Shares are first listed for Quotation by ASX; and

(b)	in respect of the US EI Shares, the date upon which the US EI Shares are first listed for quotation by NASDAQ.

Listing Rules means the official listing rules of ASX as amended, modified or replaced from time to time.

Loss means any and all losses (including loss of profit and loss of expected profit), claims, actions, liabilities, damages, expenses, diminutions in value or deficiencies of any kind or character including, without limitation, all interest and other amounts payable to third parties, all liabilities on account of Taxes and all legal (on a full indemnity basis) and other expenses reasonably incurred in connection with investigating or defending any claims or actions, whether or not resulting in any liability and all amounts paid in settlement of claims or actions.

Material Adverse Effect means a material diminution in the value of the assets or material increase in the value of the liabilities of the Company, or material adverse effect on the earnings, business, management, properties, assets, rights, operations, condition (financial or otherwise) or prospects of the Company or its Subsidiaries, taken together as a whole, which, in any such case in the reasonable opinion of the Underwriter, will or is likely to have a material adverse effect on the success of the Entitlement Issue.

NASDAQ means the NASDAQ Capital Market operated by The Nasdaq Stock Market, Inc.

New Options are Options, one of which will be issued and allotted to an applicant of Shares the subject of the Entitlement Issue, for each two of those Shares that are allotted to that applicant, and each with an expiry date of 28 May, 2010 and an exercise price of A$8.40.

Notice has the meaning given in clause 12.1.

Official List means the official list of entities that ASX has admitted and not removed.

Operative Date means the date of this agreement.

Option means an option to acquire a Share.

Participant has the meaning given to that term in Section 2.13.1 of the ASTC Settlement Rules.

Party means the parties to this agreement and their successors and permitted assigns.

Payment means:

(a) the amount of any monetary consideration (other than a GST Amount payable under clause 1.4); or

(b) the GST exclusive market value of any non-monetary consideration; and

(c)

which is paid or provided by one party to another for any supply made under or in connection with this agreement and includes any amount payable by way of indemnity, reimbursement, compensation or damages.

Prescribed Occurrence means an event referred to in section 652C(1) and (2) of the Corporations Act, in reference however to the Company, or any Subsidiary of the Company, rather than a “target”.

Prospectus means:

(a) in respect of the Entitlement Issue:

(a) a prospectus to be lodged with ASIC and issued in accordance with the applicable Compliance Rules, setting out the terms and conditions of the Entitlement Issue (“Australian EI Prospectus”); and

(b) the:

(A) (1) US Prospectus Supplement; and/or

(2) each “free-writing prospectus” (as defined pursuant to Rule 405 under the Securities Act), and/or

(3) a term sheet providing pricing and other information in respect of the Entitlement Issue, which is fully compliant with Rule 134 under the Securities Act, together with

(B)

the US Base Prospectus attached to, or used with, the documents listed in sub-paragraph (A) above, each of which will be filed with the SEC and issued by the Company in compliance with all applicable Compliance Rules and will set out the terms and conditions of the Entitlement Issue (collectively, the “US EI Prospectus”); and

(b) in respect of the US Placement, the US Base Prospectus together with:

(i) a prospectus supplement; and/or

(ii) each “free-writing prospectus” (as defined pursuant to Rule 405 under the Securities Act); and/or

(iii) a term sheet providing pricing and other information in respect of the US Placement, which is fully compliant with Rule 134 under the Securities Act,

each of which will be filed with the SEC and issued by the Company in compliance with all applicable Compliance Rules and will set out the terms and conditions of the US Placement (collectively, the “US Placement Prospectus”), and reference to:

(c) the “EI Prospectus” in this agreement will be a reference to both the Australian EI Prospectus and the US EI Prospectus; and

(d) “a Prospectus” in this agreement will be a reference to any of the Australian EI Prospectus, US EI Prospectus or the US Placement Prospectus, as applicable.

Quotation means quotation on the Official List.

Related Body Corporate has the same meaning as is ascribed to that term in section 50 of the Corporations Act.

SEC means the United States Securities and Exchange Commission.

Securities has the same meaning as is ascribed to that term in section 92 of the Corporations Act.

Securities Act means the Securities Act of 1933 of the United States of America, as amended.

Security Interest means an interest or power:

(a) reserved in an interest in property; or

(b) created or otherwise arising in an interest in property under a bill of sale (as defined in any statute), mortgage, charge, lien, pledge, hypothecation, trust or power,

by way of security for the payment of a debt or other monetary obligation or the observance of any other obligation.

Shareholder means a registered holder of Shares.

Shares means fully paid ordinary shares in the capital of the Company.

Shortfall means the existence of Shortfall Shares.

Shortfall Shares means the aggregate number of Underwritten Shares for which Applications:

(a) are not received, or if received, are not accepted by the Company or the Underwriter in accordance with clause 7.3 and clause 7.4 before the end of the Entitlement Issue Period; and

(b) are received by the Company or the Underwriter before the end of the Entitlement Issue Period where the Application Moneys are paid by cheques which are not honoured on presentation.

Subsidiary means a body corporate that is or would be taken to be any of a subsidiary, an associate or a related body corporate of the Company by virtue of the Corporations Act.

Tax means any present or future tax, levy, impost, deduction, charge, fee, rate, duty or withholding (together with interest, penalties and expenses in connection with them) levied or imposed by an Authority except an amount payable as income tax.

the Underwriter means eG and Bell collectively and an Underwriter means either eG or Bell.

Timetable means the timetable for the Entitlement Issue contained in the EI Prospectus, as varied by any written agreement between the Company and the Underwriter.

Trading Day has the meaning given to that term in the Listing Rules.

Underwriter’s Application means a valid Application by or on behalf of the Underwriter or the Underwriter’s nominee in respect of the Shortfall Shores.

Underwriting Commission means the aggregate of:

(a) 5.85% of the product of the number of Underwritten Shares and the Entitlement Issue Price, expressed as an Australian dollar equivalent; and

(b)                                 any other fees, benefits or payments that the Company has agreed to pay to either eG or Bell in accordance with the provisions of any mandate letters between the Underwriter and the Company.

Underwritten Shares means, in respect of an Underwriter, the number of Entitlement Shares multiplied by the Agreed Proportion of that Underwriter.

United States has the same meaning as “United States” is given in Rule 902(l) under the Securities Act.

US Base Prospectus means the base prospectus included in the US Registration Statement at the effective time of the US Registration Statement, including all documents incorporated by reference, or deemed to be incorporated by reference, therein.

US EI Prospectus has the meaning set forth above in the definition of “Prospectus”.

US EI Shares means those Shares that are offered to and/or subscribed for by persons in the United States and US Persons, under and as part of the Entitlement Issue, and includes the New Options issued to such persons when they subscribe for US EI Shares.

US Placement Agency Agreement means the placement agency agreement to be entered into between the Company and the US Placement Agent in connection with the offer and sale by the Company through the US Placement Agent, of Shares to investors in the US Placement.

US Placement Agent means Thomas Weisel Partners LLC, the placement agent for the US Placement.

US Placement Prospectus has the meaning set forth above in the definition of “Prospectus”.

US Prospectus Supplement means the final prospectus supplement, relating to the US EI Shares, filed by the Company with the SEC pursuant to Rule 424(b) under the Securities Act on or before such time as required under the Securities Act.

US Person has the same meaning as “U.S. person” is given in Rule 902(k) under the Securities Act.

US Placement Shares means Shares or other Securities of the Company that are offered pursuant to the US Placement in accordance with the terms and conditions set out in any US Placement Prospectus.

US Registration Statement means the registration statement (File No. 333-141489) as amended at the time of such registration statement’s effectiveness for purposes of Section 11 of the Securities Act, including:

(a)                                  all documents filed as a part thereof or incorporated or deemed to be incorporated by reference therein;

(b)                                 any information contained or incorporated by reference in a prospectus filed with the SEC pursuant to Rule 424(b) under the Securities Act, to the extent such information is deemed, pursuant to Rule 430B or Rule 430C under the Securities Act, to be part of the registration statement at the effective time of such registration statement; and

(c)                                  any registration statement filed to register the offer and sale of Entitlement Shares pursuant to Rule 462(b) under the Securities Act.

US Subscription Agreement means each subscription agreement to be entered into with investors in connection with the purchase of Shares by such investors in the US Placement.

Verification Material means the documents and information that the Due Diligence Committee accepts as verification of statements made in the EI Prospectus.

1.2          Interpretation

In this agreement, except where the context otherwise requires:

(a)                                  the singular includes the plural and vice versa and a gender includes other genders;

(b)                                 another grammatical form of a defined word or expression has a corresponding meaning;

(c)                                  a reference to a clause, paragraph, schedule or annexure is to a clause or paragraph of or schedule or annexure to this agreement and a reference to this agreement includes any schedule and annexure;

(d)                                 a reference to a document or agreement, includes the document or agreement as novated, altered, supplemented or replaced from time to time;

(e)                                  a reference to A$, $A, dollar or $ is to Australian currency;

(f)                                    a reference to time is to Australian Eastern Standard time;

(g)                                 a reference to a year (other than a financial year) or a month means a calendar year or calendar month respectively;

(h)                                 a reference to a party is to a party to this agreement, and a reference to a party to a document includes the party’s executors, administrators, successors and permitted assigns and substitutes;

(i)                                     a reference to a person includes a natural person, partnership, firm, body corporate, limited liability company, trust, joint venture, association, governmental or local authority or agency or other entity;

(j)                                     a reference to a statute, ordinance, code or other law includes regulations and other instruments under it and consolidations, amendments, re-enactments or replacements of any of them;

(k)                                  any authorities, associations, bodies and entities whether statutory or otherwise will, in the event of such authority, association, body or entity ceasing to exist or being reconstituted, replaced or the powers or functions thereof being transferred to or taken over by any other authority, association, body or entity, be deemed to refer respectively to the authority, association, body or entity established, constituted or substituted in lieu thereof which exercises substantially the same powers or functions;

(l)                                     the meaning of general words is not limited by specific examples introduced by including, for example or similar expressions;

(m)                               any agreement, representation, warranty or indemnity by two or more Parties (including where two or more persons are included in the same defined term) binds them jointly and severally;

(n)                                 any agreement, representation, warranty or indemnity in favour of two or more Parties (including where two or more persons are included in the same defined term) is for the benefit of them jointly and severally;

(o)                                 a rule of construction does not apply to the disadvantage of a party because the party was responsible for the preparation of this agreement or any part of it; and

(p)                                 if a day on or by which an obligation must be performed or an event must occur is not a Business Day, the obligation must be performed or the event must occur on or by the next Business Day.

1.3          Headings

Headings are for ease of reference only and do not affect interpretation.

1.4          GST

(a)                                  Expressions set out in italics in this clause 1.4 bear the same meaning as those expressions in the GST Law.

(b)                                 All Payments have been set or determined without regard to the impact of GST.

(c)                                  Subject to clause 1.4(e), if the whole or any part of a Payment by a party (including amounts referred to in clause 1.4(d)) is the consideration for a taxable supply, the GST Amount in respect of the Payment must be paid to the supplier of the taxable supply as an additional amount, at the same time and in the same manner as the Payment is otherwise payable or as otherwise agreed in writing.

(d)                                 If a Payment due under this agreement is a reimbursement or indemnification by one party of an expense, loss or liability incurred or to be incurred by the other party, the Payment will exclude any GST forming part of the amount to be reimbursed or indemnified to the extent to which the other party can claim an input tax credit.

(e)                                  A party’s obligation to make payment under clause 1.4(c) is subject to a valid tax invoice being delivered to the party liable to pay for the taxable supply.

(f)                                    Where the supplier has become subject to any penalties or interest because of a late payment by the supplier to the Australian Taxation Office of any GST Amount and that late payment is a result of the failure of the recipient to comply with the terms of this clause 1.4, the recipient must pay to the supplier an additional amount on demand equal to the amount of those penalties and interest.

(g)                                 The recipient must indemnify the supplier on demand in respect of all loss or damage arising from a breach by the recipient of its obligations under this clause 1.4.

1.5          Construction of clauses 6.1 and 6.2

Each covenant, warranty and representation set out in clauses 6.1 and 6.2:

(a)                                  is to be construed separately and the meaning of each is in no way limited by reference to any other covenant, warranty or representation contained in this agreement; and

(b)                                 is to be construed so that each of them continues to have effect despite the cessation of the Underwriter’s liability under clause 8.6.

1.6          Several Liability and Rights of eG and Bell

(a)                                  For the purpose of this agreement, any reference to “Underwriter” will mean a reference to eG and Bell in their respective Agreed Proportions.

(b)                                 Subject to the provisions of this agreement:

(i)                                     any and every liability of the Underwriter under this agreement will be owed and required to be performed on a several and not a joint basis, by eG and Bell in their respective Agreed Proportions and only in respect of the Underwritten Shares of the respective Underwriter; and

(ii)                                  any and every right or entitlement of eG and Bell under this agreement will be held and capable of being exercised or enforced on a several and not a joint basis, by eG and Bell in their respective Agreed Proportions and only in respect of the Underwritten Shares of the respective Underwriter.

1.7          Interpretation of reference to time

Unless expressly provided for otherwise in this agreement, any reference to a time, will mean:

(a)                                  in respect or in the context of the offer of Australian EI Shares, or any dealing with or pursuant to the provisions of the Australian EI Prospectus, AEST; and

(b)                                 in respect or in the context of the offer of US EI Shares or the US Placement Shares, or any dealing with or pursuant to the provisions of the US EI Prospectus or the US Placement Prospectus, Eastern Standard Time as that phrase is commonly used and applied in the United States.

2.             Underwriting and Commitment

2.1          Appointment

Subject to and in accordance with the terms contained in this agreement, the Company appoints each Underwriter to underwrite their respective Agreed Proportion of the Entitlement Issue and each Underwriter agrees to do so.

2.2          Sub-underwriting

Without limiting the Underwriter’s liability under clause 2.1, the Underwriter may appoint sub-underwriters to sub-underwrite the Entitlement Issue, on such terms and conditions as the Underwriter determines.

2.3          Conditions Precedent

(a)                                  The obligation of the Underwriter under this agreement to subscribe for the Shortfall Shares is subject to satisfaction (on terms, in a manner and in a form reasonably required by the Underwriter) of each of the following conditions precedent:

(i)                                     the announcement made by the Company to:

(A)                              the SEC and NASDAQ on or before 6.00 am AEST on the Announcement Date; and

(B)                                ASX on or before 10.00 am AEST on the Announcement Date,

and each being in the form of approved by the Underwriter;

(ii)                                  the Company not having made any other announcement to the ASX, the SEC, NASDAQ, its shareholders or the public generally which in any way deviates from, amends, impacts or relates to the contents of the Announcement;

(iii)                               each EI Prospectus being approved by the Company (who must notify the Underwriter in writing of its approval) and despatched on or before the Despatch Date;

(iv)                              the delivery of the Certificate in accordance with clause 8.1(c);

(v)                                 the Company notifying the Underwriter of the number of Shortfall Shares in accordance with the provisions of clause 8.1(a);

(vi)                              the Underwriter receiving from the Company, a copy of the written confirmation from the US Placement Agent to the Company, that the sale of all the US Placement Shares has been completed in accordance with the terms and conditions of the US Placement Agency Agreement and each of the US Subscription Agreements; and

(vii)                           the Company procuring the lodgement of:

(A)                              the US Placement Prospectus with SEC by no later than 12 noon on 3 May, 2007;

(B)                                the US EI Prospectus with SEC by no later than 12 noon on 10 May, 2007; and

(C)                                the Australian EI Prospectus with ASIC by no later than 12 noon on 10 May, 2007,

and in each instance, each such Prospectus being, prior to such lodgement, in a form and content that has been approved of by the Underwriter.

(b)                                 If any one or more of the above conditions precedent is or are not satisfied by 5.00 p.m. on the relevant date (if any) specified in respect of that condition precedent or those condition precedents in this clause 2.3 or elsewhere in this agreement, the Underwriter in its sole and absolute discretion may terminate this agreement by notice in writing to the Company.

3.             EI Prospectus

3.1          Form of EI Prospectus

Each EI Prospectus must be issued substantially in the form previously agreed by the Company and the Underwriter.

3.2          Company’s Obligations

The Company will:

(a)                                  due diligence: take all reasonable steps to satisfy the Underwriter that the Company is able to prove that it took reasonable precautions and exercised due diligence to ensure that all statements included in (i)  the Australian EI  Prospectus are true and not misleading and that there are no material omissions from the Australian EI Prospectus and (ii) none of the US Registration Statement, the US EI Prospectus nor the US Placement Prospectus will contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading;

(b)                                 compliance: ensure that each of the EI Prospectuses, the US Registration Statement and the US Placement Prospectus comply with the applicable Compliance Rules;

(c)                                  issue of the EI Prospectuses: authorise the issue of each EI Prospectus on the Despatch Date;

(d)                                 approval of advertising: ensure that all advertising and publicity and all material relating to advertising and publicity to be effected, published or distributed by or on behalf of the Company in respect of or in relation to the Entitlement Issue or the Company:

(i)                           complies with the applicable Compliance Rules including, if applicable, filing any such materials as a “free-writing prospectus” (as defined pursuant to Rule 405 under the Securities Act) with the SEC in accordance with the Securities Act;

(ii)                        without limitation to the provisions of paragraph (d)(i):

(A)                                        contains statements of facts that are true and accurate in all material respects and not misleading in any material respect in the form and context in which they appear; and

(B)                                          does not contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading;

(iii)                     is first submitted to and approved by the Underwriter; and

(iv)                    if the material refers to the Entitlement Issue or this agreement, unless otherwise agreed by the Underwriter, includes and bears the name of the Underwriter;

(e)                                  availability of personnel: procure that the Company’s executive directors and senior executives attend, as requested on reasonable notice, any briefings for or presentations to brokers and potential subscribers for Shares that are organised by or on behalf of the Underwriter prior to or during the Entitlement Issue Period and make presentations the contents of which are first approved by the Underwriter.

3.3          Advertising

The Underwriter will be entitled to make announcements, or place advertisements in such financial and other newspapers and journals outside the United States as it may choose, stating that the Underwriter has acted as the exclusive underwriter of the Company in connection with the Entitlement Issue.

4.             ASX Listing

The Company will:

(a)                                  on or before the relevant date specified in:

(i)                                     the EI Prospectus, make application for the Quotation of the Australian EI Shares; and

(ii)                                  the US EI Prospectus and the US Placement Prospectus, make application for the official quotation of the US EI Shares and the US Placement Shares that are the subject of the Entitlement Issue and the US Placement by the body or authority that operates NASDAQ;

(b)                                 do and perform all things within its power necessary to ensure that the permission is granted for the:

(i)                                     Quotation of the Australian EI Shares; and

(ii)                                  the official quotation of the Entitlement Shares and the US Placement Shares by the body or authority that operates NASDAQ;

either unconditionally or upon conditions reasonably acceptable to the Underwriter;

(c)                                  immediately deliver to the Underwriter such information and documents as the Underwriter from time to time reasonably requires in order to assist the Company in obtaining:

(i)                                     the Quotation of the Australian EI Shares; and

(ii)                                  the official quotation of the Entitlement Shares and the US Placement Shares by the body or authority that operates NASDAQ.

5.	Entitlement Issue Period

The Entitlement Issue remains open during the Entitlement Issue Period except that the Closing Date may be varied by written agreement between the Company and the Underwriter.

6.	Obligations of the Company

6.1	Warranties

6.1	Without limitation to the provisions of clause 6.2, the Company warrants to and for the benefit of the Underwriter that:

(a)

due incorporation: the Company is a company limited by shares duly incorporated under the laws of New South Wales and has all corporate power and authority necessary to own or hold its properties and to conduct the business in which it is engaged;

(b)

power: the Company has the power, all approvals (including shareholder approvals) and all authorities necessary to permit it to enter into this agreement, lodge the Australian EI Prospectus with ASIC, lodge, file and issue the US Registration Statement, the US EI Prospectus (including all documents constituting a part thereof and incorporated by reference therein) and the US

Placement Prospectus (including all documents constituting a part thereof and incorporated by reference therein) and enter into the US Placement Agency Agreement and the US Subscription Agreements in connection with the US Placement and otherwise perform all its obligations and duties in connection with the Entitlement Issue and the US Placement;

(c)                                  approvals: no approval is needed under the Compliance Rules or otherwise from the Company’s shareholders or financiers, in order to enter this agreement, lodge the Australian EI Prospectus with ASIC, lodge, file and issue the US Registration Statement, the US EI Prospectus (including all documents constituting a part thereof and incorporated by reference therein) and the US Placement Prospectus (including all documents constituting a part thereof and incorporated by reference therein) and enter into the US Placement Agency Agreement and the US Subscription Agreements in connection with the US Placement and otherwise make the Entitlement Issue or the US Placement, or to issue and allot the Underwritten Shares or the US Placement Shares;

(d)                                 execution: at a duly constituted meeting of the Company’s board of directors a resolution was passed agreeing to authorise the execution and delivery of this agreement, the US Placement Agency Agreement and the US Subscription Agreements and that such resolution has not been rescinded or amended to any extent;

(e)                                  binding obligations: this agreement, the US Placement Agency Agreement and the US Subscription Agreements each constitutes the legal, valid and binding obligation of the Company and, subject to any necessary stamping and registration, is enforceable against the Company in accordance with its terms;

(f)                                    compliance: each Group Company is not in breach of and will comply with:

(i)                                     its constituent documents; and

(ii)                                  all applicable Compliance Rules;

(g)                                 consents: the Company has obtained all necessary consents, approvals, rectifications and authorisations to enable it to enter into and comply with the terms of this agreement, the US Placement Agency Agreement and the US Subscription Agreements, and the issue and allotment of the Entitlement Shares and the US Placement Shares;

(h)                                 issue of secondary sale notice: the Company is able to issue a notice under and in accordance with the provisions of clause 708A(6) of the Corporations Act in respect of the US EI Shares and the US Placement Shares;

(i)                                     related parties: the Company will ensure that no related party of the Company (as such term is defined in the Listing Rules) participates in the Entitlement Issue or the US Placement, unless it would not be unlawful for them to do so;

(j)                                     no material adverse change: each Group Company has carried on business in the ordinary course since the Last Accounts Date without any material adverse change in their collective or respective financial position, assets, prospects, general affairs or management;

(k)                                  accuracy of statements made by the Company: all statements and all information provided by each Group Company or any employees or agents of any Group Company to any Indemnified Party during the investigations made by the Company or the Underwriter are complete, true and correct in all material respects and in making such statements or providing such information nothing material has been omitted which would make such statements or information misleading in any respect;

(l)                                     litigation: no Group Company is engaged in or has pending or threatened against it or them any litigation, arbitration, mediation, administrative proceedings, claim or dispute of importance to all or any of Group Company taken as a whole which would be detrimental to:

(i)                                     the value, utility, title in or other right to use or exploit, the Intellectual Property of, or claimed by, any Group Company;

(ii)                                  the ability of the Company to perform any of its obligations under this agreement, the US Placement Agency Agreement or the US Subscription Agreements;

(iii)                               the ability of the Company to make the Entitlement Issue or the US Placement; or

(iv)                              the assets, financial position performance or prospects of any Group Company,

and there are no circumstances known to the said persons who are directors of any Group Company that are likely to give rise to any such litigation, arbitration, mediation, administrative proceedings, claim or dispute;

(m)                               repayment of borrowings: no borrowing of any Group Company has been declared payable before its stated maturity and no circumstances have arisen or, so far as the directors of the Company are aware, are likely to arise such that any person is or would become entitled to require payment of any indebtedness of any Group Company before its due date;

(n)                                 power to pay fees: the Company has power to pay all amounts paid or payable and from time to time paid or payable by the Company to the Underwriter under this agreement and by the Company to the US Placement Agent under the US Placement Agency Agreement without any further sanction or consent of members of the Company or any class of them or of any other person;

(o)	constitution: the constitution of each Group Company together with any amendments to them provided to the Underwriter are complete and up to date and comply with the Compliance Rules;

(p)

licences, permissions etc: each Group Company holds all licences and approvals necessary to enable it to carry on each of its businesses and to own and operate its assets and all such licences and approvals are in full force and effect and are not liable to be revoked and if renewal is required, the Company is not aware of any reason why renewal will or may not be granted or granted upon terms and conditions that are, or are likely to be or become, less advantageous to the relevant Group Company;

(q)

due disclosure: all information relating to the Entitlement Issue or the Company material to the Underwriter has been fully disclosed in accordance with the Compliance Rules or specifically disclosed to the Underwriter and there are no circumstances known or which on reasonable enquiry would have been known to the Company or any of its directors, proposed directors, officers, employees, agents or advisers which have not been fully disclosed in accordance with the Compliance Rules or specifically disclosed to the Underwriter;

(r)

rights to Underwritten Shares: no person has any conflicting right, contingent or otherwise, to purchase or subscribe for or to be offered for purchase or subscription, any Shares or other Securities in the capital of the Company otherwise than in accordance with the Entitlement Issue, the Subscription Agreements entered into in connection with the US Placement and this agreement;

(s)

information disclosed: the Company has disclosed to the Underwriter all information which would be required to be disclosed in a notice given under section 708A(6)(e) in relation to the issue of the Entitlement Shares;

(t)	Encumbrances: except as disclosed to the Underwriter:

(i) the assets of each Group Company; and

(ii) the Entitlement Shares,

are not, and are not intended or proposed to become, the subject of any Encumbrances;

(u)	Pari Passu: each Entitlement Share will be:

(i)

fully paid, rank equally with existing Shares (including, without limitation, the US Placement Shares) and will be, upon and after Quotation, freely tradeable on the market operated by the ASX or on NASDAQ; and

(ii) allotted free of any Encumbrance and not subject to any pre-emptive or analogous right;

(v)	no misleading information disclosed: all information, announcements, advertisements and publicity made or published by any Group Company in relation to the Entitlement Issue or the US Placement that:

	(i)	the Company was required to disclose under the Compliance Rules, has been disclosed;

	(ii)	was, as of the date it was disclosed, and remains, not misleading or deceptive, does not contain any material omission and does not involve conduct that is misleading or deceptive; and

(iii)

did not, as of the date it was disclosed, and do not, contain any untrue statement of a material fact or omit to state a material fact necessary in order to make that statements therein, in the light of the circumstances under which they were made, not misleading;

(w)

no breach of existing obligations: the performance by the Company of any matter or transaction contemplated by this agreement, the US Placement Agency Agreement or a Prospectus does not, and will not, breach and any provision of any judgement binding on it, the Constitution, any law or any document, agreement or other arrangement binding on it or its assets;

(x)

12 months continuous Quotation: all of the Shares have been continuously Quoted for the period of 12 consecutive calendar months prior to and ending on the date on which the Entitlement Shares are to be issued and allotted (12 Month Period) in accordance with the Entitlement Issue;

(y)

No trading suspension: trading in the Shares has not been suspended from NASDAQ or on any market operated by ASX on which the Shares have been so Quoted, in each case, for more than a total of 5 days throughout the 12 Month Period;

(z)

no exemption under Section 111: no exemption under section 111AS or Section 111AT, each of the Corporations Act, has been issued in relation to the Company or any director or auditor of the Company, at any time throughout the 12 Month Period;

(aa)

no order under section 340: no order under Section 340 or Section 341 of the Corporations Act has been issued in relation to the Company or any director or auditor of the Company, at any time throughout the 12 Month Period;

(bb)	issued capital: as at the Operative Date, the complete issued capital of the Company is, but for the sake of clarity excludes any Entitlement Shares or US Placement Shares,:

	(i)	46,572,084 Shares; and

	(ii)	640,000 Options;

(cc)	subsidiaries: except for Progen Overseas Pty limited ACN 074 656 509, the Company has no subsidiaries within the meaning of Rule 405 under the

;	Securities Act and the Company holds no ownership or other interest, legal or beneficial, direct or indirect, in any corporation, partnership, joint venture or other business entity

(dd)

Underwritten Shares offered: the Entitlement Shares have been duly and validly authorised and, when issued and delivered against payment therefore, will be duly and validly issued, fully paid and non-assessable, and the Entitlement Shares will conform to the description thereof contained in the Prospectus and the US Placement Prospectus and will be free from all liens, charges and other Encumbrances;

(ee)

US Placement Shares offered: the US Placement Shares have been duly and validly authorised and, when issued and delivered against payment therefore, will be duly and validly issued, fully paid and non-assessable, and the US Placement Shares will conform to the description thereof in each Prospectus and the US Placement Prospectus and will be free from all liens, charges and other Encumbrances;

(ff)

no rights or restrictions: except as described in each Prospectus, or as has been validly waived, there is no pre-emptive or other right to subscribe for or to purchase, nor any restriction upon the voting or transfer of, any Entitlement Share or US Placement Share pursuant to the Constitution or any agreement or other instrument to which any Group Company is a party;

(gg)

transaction permitted: except as disclosed in each Prospectus and the US Placement Prospectus, the execution, delivery and performance by it of this agreement, the US Placement Agency Agreement and the US Subscription Agreements, the issue of each Prospectus and each of the other documents to be entered into in connection with the transactions contemplated in this agreement and the Placement Agency Agreement and the undertaking of the Entitlement Issue and the US Placement (collectively the “Transactions”) and the consummation of the Transactions will not conflict with or result in a breach or violation of any of:

(i)

the terms or provisions of, or constitute a default under, any indenture, mortgage, deed of trust, loan agreement or other material agreement or instrument to which any Group Company is a party or by which any Group Company is bound or to which any of the property or assets of a Group Company is subject; or

(ii)

any provision of the charter or by-laws or constitutions of a Group Company or any statute or any order, rule or regulation of any court or governmental agency or body having jurisdiction over a Group Company or any of its properties or assets or the Listing Rules, and except for such consents, approvals, authorisations, registrations or qualifications as may be required under the Corporations Act (including the filing of a Prospectus), the Securities Act, the Exchange Act and applicable United States state securities laws in connection with the subscription or purchase and distribution of the Entitlement Shares pursuant to the Entitlement

Issue or the US Placement Shares pursuant to the US Placement, no consent, approval, authorisation or order of, or filing or registration with, any such court or governmental agency or body is required for the execution, delivery and performance of this agreement, the US Placement Agency Agreement, the US Subscription Agreements or any of the other documents to be entered into in connection with any of the Transactions by the Company or any other Group Company and the consummation of the Transactions, except for such consents, approvals, authorisations, orders, filings or registration as have been obtained or made;

(hh)

Prospectus and conduct of the Entitlement Issue and US Placement: each EI Prospectus, the US Prospectus, the US Placement Agency Agreement, the US Subscription Agreements and the conduct of the Entitlement Issue and the US Placement will comply, or be effected in compliance, with all Compliance Rules and all material agreements binding on each Group Company, in all material respects;

(ii)

ASIC, ASX, NASDAQ and SEC relief: the Company has obtained or will obtain from ASIC, ASX, NASDAQ and SEC prior to lodgement of the Australian EI Prospectus and the filing with the SEC of the US EI Prospectus and the US Placement Prospectus, as applicable, all relief, exemptions, modifications or waivers of the Compliance Rules necessary in order to undertake the Entitlement Issue and the US Placement;

(jj)	information: all information provided by or on behalf of the Company to the Underwriter in respect of the Group Companies, the Entitlement Issue and the US Placement:

	(i)	is true and accurate in all material respects;

	(ii)	is not misleading or deceptive nor contains any material omission;

(iii)

did not, as of the date it was disclosed, and does not, contain any untrue statement of a material fact or omit to state a material fact necessary in order to make that statements therein, in the light of the circumstances under which they were made, not misleading; and

	(iv)	is sufficiently included in each EI Prospectus and the US Placement Prospectus in order to satisfy the content and disclosure requirements of applicable Compliance Rules;

and the Company has not omitted to give to the Underwriter any information that is or is likely to be material to the making of an informed investment decision in relation to underwriting the offer of the Underwritten Shares pursuant to the Entitlement Issue or in relation to applying for US Placement Shares under the US Placement;

(kk)

no winding up: no action or proceeding has been taken which is likely to lead to the winding up or liquidation of any Group Company or its assets coming under the control of a controller, and no Group Company has:

(i)	voluntarily commenced any proceeding or filed any petition seeking relief under Title 11 of the United States Code or any other federal or state bankruptcy, insolvency or similar law;

(ii)	consented to the institution of, or failed to controvert in a timely and appropriate manner, any such proceeding or the filing of any such petition;

(iii)	applied for or consented to the appointment of a receiver, trustee, custodian, sequestrator or similar official for the corporation or for any part of its property;

(iv)	filed an answer admitting the material allegations of a petition filed against it in any such proceeding;

(v)	made or proposed to make a general arrangement, composition or assignment with or for the benefit of creditors or declares or proposes to declare a general moratorium on the payment of its debts;

(vi)	become unable, admitted in writing, its inability or failed generally to pay its debts as they become due; or

(vii)	taken corporate action for the purpose of effecting any of the foregoing;

and an involuntary proceeding in relation to a Group Company has not been commenced or an involuntary petition filed in a court of competent jurisdiction seeking:

(viii)	relief in respect of an entity, or of a substantial part of its property, under Title 11 of the United States Code or any other federal or state bankruptcy, insolvency or similar law;

(ix)	the appointment of a receiver, trustee, custodian, sequestrator or similar official to the corporation or for any part of its property; or

(x)	the winding-up or liquidation of the corporation;

where such proceeding or petition has continued undismissed for 90 days or an order or decree approving or ordering any of the foregoing has continued unstayed and in effect for ninety 90 days, or anything analogous to or something having a substantially similar effect to, anything referred to in this paragraph (jj) happens in connection with that person under any applicable overseas law or any law that commences or is amended after the date of this agreement;

(ll)

no registration statement required: except as described in each EI Prospectus, or that has been validly waived, there are no contracts, agreements or understandings between the Company and any person, granting such person the right to require the Company to file a registration statement under the Securities Act with respect to any Securities owned or to be owned by such person or to require the Company to include such Securities in US Registration Statement related to the Entitlement Issue or the US Placement or with any other Securities being registered pursuant to any registration statement filed by the Company under the Securities Act;

(mm)

no other sale or issue: except for the grant of Options and the issue of any Shares upon the exercise of those Options, or as otherwise disclosed in each EI Prospectus and the US Placement Prospectus, or the details of which have been disclosed in writing to the Underwriter or the ASX prior to the date of this agreement, the Company has not sold or issued any Securities during the 12-month period preceding the date of the Prospectus, including any sales pursuant to Rule 144A, Regulation D or Regulation S under the Securities Act;

(nn)

financial statements: the financial statements (including the related notes and supporting schedules) included in each EI Prospectus and the US Placement Prospectus present fairly, in all material respects, the financial condition and results of operations of the Group, at the dates and for the periods indicated, and have been prepared in conformity with applicable accounting principles;

(oo)

due diligence: the Due Diligence Programme has been properly implemented and carried out in all material respects in accordance with the Due Diligence Planning Memorandum (unless otherwise altered in the Due Diligence Report), the statements contained in each EI Prospectus and the US Placement Prospectus have been verified by appropriately qualified persons, the Due Diligence Results are the results of the investigations described in the Due Diligence Planning Memorandum, the Verification Material contains the material collected to verify the statements made in each EI Prospectus and the US Placement Prospectus and the Company has a reasonable basis to believe that the Verification Material is accurate in all material respects;

(pp)	Intellectual Property: each Group Company:

(i) owns or possesses the right to use all Intellectual Property as described in each EI Prospectus and the US Placement Prospectus;

(ii)

conducts its business or businesses in a manner that does not or will not violate or otherwise conflict with, and has not received any notice of any claim of any such violation of or conflict with, any right of others to any of the Intellectual Property; and

(iii)

has not granted or assigned to any other person or entity (which is not a Group Company) any right to use, manufacture, have manufactured, assemble, offer to sell or sell the current products, processes, systems and services of a Group Company or those products, processes, systems and services described in each EI Prospectus and the US Placement Prospectus;

(qq)	no other relationships: no relationship or circumstances, direct or indirect, exists, between or among any Group Company on the one hand, and the directors, officers, shareholders, customers or suppliers of any Group Company on the other hand, which is required to be disclosed in each EI Prospectus and the US Placement Prospectus, and which is not so disclosed;

(rr)

Investment Company Act: the Company is not and, after giving effect to the Transactions and the application of the net proceeds therefrom as described in each EI Prospectus and the US Placement Prospectus, will not be, an “investment company” as defined in the United States Investment Company Act of 1940, as amended, and the rules and regulations of the SEC thereunder;

(ss)	US Registration Statement effectiveness:

(i)

the US Registration Statement has heretofore become effective under the Securities Act or, with respect to any registration statement to be filed to register the offer and sale of US EI Shares pursuant to Rule 462(b) under the Securities Act, will be filed with the SEC and become effective under the Securities Act in accordance with the rules under the Securities Act; and

(ii)

no stop order of the SEC preventing or suspending the use of the US Registration Statement, the US EI Prospectus or the US Placement Prospectus, or the effectiveness of the US Registration Statement, has been issued, and no proceedings for such purpose pursuant to Section 8A of the Securities Act against the Company or related to the Entitlement Issue or the US Placement have been instituted or, to the Company’s knowledge, are contemplated by the SEC;

(tt)	US EI Prospectus:

(i)

the US EI Prospectus, at the time when sales of US EI Shares are being made, and at Completion, will not contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; and

(ii)

no statement of material fact included in the US EI Prospectus has been omitted from the US EI Prospectus at the time when sales of US EI Shares are being made and no statement of material fact included in the US EI Prospectus at the time when sales of US EI Shares are being made that is required to be included in the US EI Prospectus has been omitted therefrom;

(uu)

Issuer Free Writing Prospectus: other than the US Base Prospectus and the US Prospectus Supplement, the Company (including its agents and representatives) has not made, used, prepared, authorised, approved or referred to and will not prepare, make, use, authorise, approve or refer to any “written communication” (as defined in Rule 405 under the Securities Act) that constitutes an offer to sell or solicitation of an offer to buy the US EI Shares (each such communication by the Company or its agents and representatives

(other than a communication referred to in clause (i) below) an “Issuer Free Writing Prospectus”) other than:

(i)                                     any document not constituting a prospectus pursuant to Section 2(a)(10)(a) of the Securities Act or Rule 134 under the Securities Act; or

(ii)                                  the documents and other written communications approved in writing in advance by the Underwriter.

Each such Issuer Free Writing Prospectus, if any, has been filed in accordance with the Securities Act (to the extent required thereby) and, when taken together with the US Base Prospectus, the US Prospectus Supplement and any other information included in the US EI Prospectus at the time when sales of US EI Shares are being made accompanying, or delivered prior to delivery of, such Issuer Free Writing Prospectus, and at Completion, will not, contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

No Issuer Free Writing Prospectus, if any, at the time of the filing, conflicted with or will conflict with the information contained in the US Registration Statement on file at such time.

The Company has not distributed and will not distribute in the United States or to US Persons, prior to the completion of the distribution of the Shares, any offering material in connection with the offering and sale of the Shares other than the US EI Prospectus or the US Registration Statement, including copies of the documents incorporated by reference therein.

(vv)                          US Registration Statement compliance: the US Registration Statement complied when it became effective, complies as of the date hereof and, as amended or supplemented, at each time when sales of US EI Shares are made and at all times during which a prospectus is required by the Securities Act to be delivered (whether physically or through compliance with Rule 172 under the Securities Act or any similar rule) in connection with any sale of Entitlement Shares, will comply, in all material respects, with the requirements of the Securities Act.

The conditions to the use of Form F-3 in connection with the offering and sale of the Entitlement Shares as contemplated hereby have been satisfied.

The US Registration Statement meets, and the offering and sale of the Entitlement Shares as contemplated by the US EI Prospectus complies with, the applicable requirements of Rule 415 under the Securities Act (including, without limitation, Rule 415(a)(5)).

The US Registration Statement did not, as of the time of the US Registration Statement’s effectiveness for purposes of Section 11 of the Securities Act, contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading.

The US EI Prospectus will comply, as of the date that it is filed with the SEC, the date of its delivery to Shareholders in the United States or that are US Persons, at each time when sales of US EI Shares are made and at all times during which a prospectus is required by the Securities Act to be delivered (whether physically or through compliance with Rule 172 under the Securities Act or any similar rule) in connection with any sale of Entitlement Shares, in all material respects, with the requirements of the Securities Act (including, without limitation, Section 10(a) of the Securities Act, as applicable).

At no time during the period that begins on the date the US Prospectus Supplement together with the US Base Prospectus is filed with the SEC and ends at the later of the last time that a sale of US EI Shares has been made and the end of the period during which a prospectus is required by the Securities Act to be delivered (whether physically or through compliance with Rule 172 under the Securities Act or any similar rule) in connection with any sale of Entitlement Shares, did or will the US Base Prospectus or the US Prospectus Supplement, as then amended or supplemented, include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

Each of the documents incorporated by reference into the US Base Prospectus, at the time such document was filed with the SEC or at the time such document became effective, as applicable, complied, in all material respects, with the requirements of the Exchange Act and did not include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading;

(ww)	“foreign private issuer”: the Company qualifies as a “foreign private issuer” as such term is defined in the Exchange Act;

(xx)

not “ineligible issuer”: the Company is not, and will not become, an “ineligible issuer” as of the eligibility determination date set forth in Rule 164(h) under the Securities Act in connection with the offering pursuant to Rules 164, 405 and 433 under the Act.

All parts of the US EI Prospectus that the Company is required to file pursuant to Rule 433(d) under the Securities Act have been, or will be, filed with the SEC in accordance with the requirements of the Securities Act.

The parts of the US EI Prospectus that the Company has filed, or is required to file, pursuant to Rule 433(d) under the Securities Act or that was prepared by or on behalf of or used or referred to by the Company comply or will comply in all material respects with the requirements of the Securities Act and the applicable rules and regulations of the SEC thereunder.

(yy)

independent auditors: Ernst & Young LLP, who has certified certain financial statements of the Company and delivered its report with respect to the audited consolidated financial statements and schedules included in the US Registration Statement and the US EI Prospectus, or incorporated by reference therein, is an independent registered public accountant with respect to the Company as required by the Securities Act, and the applicable published rules and regulations thereunder;

(zz)

“margin securities”: neither the Company nor any of its Subsidiaries own any “margin securities” as that term is defined in Regulation U of the Board of Governors of the US Federal Reserve System, and none of the proceeds of the sale of the Entitlement Shares or US Placement Shares will be used, directly or indirectly, for the purpose of purchasing or carrying any margin security, for the purpose of reducing or retiring any indebtedness which was originally incurred to purchase or carry any margin security or for any other purpose which might cause any of the securities to be considered a “purpose credit” within the meanings of Regulations T, U or X of the Board of Governors of the US Federal Reserve System;

(aaa)

“forward looking statements”: no forward-looking statement (within the meaning of Section 27A of the Securities Act and Section 21E of the Exchange Act) contained in the US Registration Statement and the US EI Prospectus, has been made or reaffirmed without a reasonable basis or has been disclosed other than in good faith;

(bbb)	no integrated offers: neither the Company nor any affiliate (as defined in Rule 501(b) of Regulation D under the Securities Act):

(i)

sold, offered for sale, solicited offers to buy or otherwise negotiated in respect of, any security (as defined in the Securities Act) which is or would be integrated with the sale of the Entitlement Shares; or

(ii)

offered, solicited offers to buy or sold the Entitlement Shares by any form of general solicitation or general advertising (as those terms are used in Regulation D under the Securities Act) or in any manner involving a public offering within the meaning of Section 4(2) of the Securities Act.

The Company will take reasonable precautions designed to ensure that neither it nor any person acting on its behalf will, within six months of the date Completion, directly or indirectly, offer or sell in the United States or to any US Person any Shares or any other Security of any Group Company which would be integrated with the sale of the Entitlement Shares in a manner that would require the offer and sale of any Entitlement Share under the Entitlement Issue or the US Placement Shares under the US Placement, to be registered under the Securities Act;

(ccc)

no stabilisation: neither the Company nor its Related Bodies Corporate nor any of their officers or directors, or to the Company’s knowledge, any of their affiliates (as such term is defined in Rule 405 under the Securities Act), has taken or will take, directly or indirectly, any action designed or intended to stabilize or manipulate the price of any security of the Company, or which caused or resulted in, or which might in the future reasonably be expected to cause or result in, stabilization or manipulation of the price of any security of the Company;

(ddd)	Form F-3 eligibility: the Company is subject to the reporting requirements of Section 13 or 15(d) of the Exchange Act and is currently eligible to use Form F-3 of the SEC;

(eee)

Exchange Act registration and NASDAQ quotation: the Shares, including the Entitlement Shares, are registered pursuant to Section 12(g) of the Exchange Act and are accepted for quotation on NASDAQ, and the Company has taken no action designed to, or likely to have the effect of, terminating the registration of the Shares under the Exchange Act or delisting the Shares from NASDAQ, nor has the Company received any notification that the SEC or NASDAQ is contemplating terminating such registration or listing;

(fff)

no registration rights: except as described or incorporated by reference in the US Registration Statement and the US EI Prospectus, there are no contracts, agreements or understandings between the Company and any person granting such person the right to require the Company to register any securities with the SEC;

(ggg)	internal accounting controls: the Company and its Subsidiaries maintain a system of internal accounting controls sufficient to provide reasonable assurance that:

	(i)	transactions are executed in accordance with management’s general or specific authorizations;

	(ii)	transactions are recorded as necessary to permit preparation of financial statements in conformity with US generally accepted accounting principles and to maintain accountability of assets;

	(iii)	access to assets is permitted only in accordance with management’s general or specific authorization; and

	(iv)	the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences;

(hhh)

“disclosure controls and procedures”: the Company maintains “disclosure controls and procedures” (as defined in Rule 13a-15(e) under the Exchange Act), and as of the end of the period covered by the Company’s Annual Report on Form 20-F for the fiscal year ended 30 June, 2006, such disclosure controls and procedures were effective to perform the functions for which they were established.

The Company’s auditors and the Audit Committee of the Board of Directors have been advised, based on the Company’s assessment of internal control over financial reporting, as of the fiscal year ended June 30, 2006, of:

(i)

any significant deficiencies and material weaknesses in the design or operation of internal control over financial reporting which could adversely affect the Company’s ability to record, process, summarize, and report financial data; and

	(ii)	any fraud, whether or not material, that involves management or other employees who have a role in the Company’s internal control over financial reporting.

Any material weakness in internal controls as of June 30, 2006 has been identified for the Company’s auditors and, in connection with the Company’s assessment of internal controls described above, there were no significant changes in internal controls or in other factors that have materially affected or are reasonable likely to affect the Company’s internal control over financial reporting;

(iii)

compliance practices: the Company has established and administers compliance practices applicable to the Company, to assist the Company and the directors, officers and employees of the Company in complying, to the extent required, with applicable regulatory guidelines under the US Sarbanes-Oxley Act of 2002 and the ASX Corporate Governance Council Principles of Good Corporate Governance and Best Practice Recommendations;

(jjj)

compliance with US Sarbanes-Oxley Act of 2002: there is and has been no failure on the part of the Company or any of the Company’s directors or officers, in their capacities as such, to comply in all material respects with any applicable provision of the US Sarbanes-Oxley Act of 2002, as in effect at the applicable time, and the rules and regulations promulgated in connection therewith, including Section 402 related to loans and Sections 302 and 906 related to certifications;

(kkk)

statistical and market-related data: any statistical and market-related data included or incorporated by reference in the US Registration Statement and the US EI Prospectus are based on or derived from sources that the Company reasonably and in good faith believes to be reliable and accurate, and such data agree, in all material respects, with the sources from which they are derived;

(lll)

impermissible political donations: neither the Company nor any of its Subsidiaries nor, to the Company’s knowledge, any employee of the Company or any Subsidiary, has made any contribution or other payment to any official of, or candidate for, any federal, state or foreign office in violation of any law necessary to be disclosed in the US Registration Statement and the US EI Prospectus in order to make the statements therein not misleading;

(mmm)	Money Laundering Laws: the operations of the Company and its Subsidiaries are and have been conducted at all times in compliance with applicable financial recordkeeping and reporting requirements of the US Currency and Foreign Transactions Reporting Act of 1970, as amended, applicable money laundering statutes of all relevant jurisdictions and applicable rules and regulations thereunder (collectively, the “Money Laundering Laws”), and no action, suit or proceeding by or before any court or governmental agency, authority or body or any arbitrator involving the Company or any of its Subsidiaries with respect to the Money Laundering Laws is pending, or to the knowledge of the Company, threatened;

(nnn)

OFAC Sanctions: neither the Company nor any of its Subsidiaries nor, to the knowledge of the Company, any director, officer, agent, employee or affiliate of the Company or any of its Subsidiaries is currently subject to any United States sanctions administered by the Office of Foreign Assets Control of the U.S. Treasury Department (“OFAC”) and the Company will not directly or indirectly use the proceeds of the Entitlement Issue or the US Placement, or lend, contribute or otherwise make available such proceeds to any Subsidiary, joint venture partner or other person or entity, for the purpose of financing the activities of any person currently subject to any United States sanctions administered by OFAC;

(ooo)

payment of registration fee: the Company has paid the registration fee for the Entitlement Issue pursuant to Rule 456(b)(1) under the Securities Act or will pay such fee within the time period required by such rule (without giving effect to the proviso therein) and in any event prior to Completion;

(ppp)

no approval of Shareholders: except as described in the US EI Prospectus, no approval of Shareholders under the rules and regulations of any trading market (including Rule 4350 of the NASDAQ Marketplace Rules), and no approval of the Shareholders thereunder is required for the Company to issue and deliver to Shareholders and other investors, the Entitlement Shares and the US Placement Shares, including such as may be required pursuant to Rule 4350 of the NASDAQ Marketplace Rules;

(qqq)

NASDAQ compliance: the Company is in compliance with applicable NASDAQ continued listing requirements and the Entitlement Issue complies and will continue to comply with all NASDAQ requirements, including the NASDAQ Marketplace Rules; there are no proceedings pending or, to the Company’s knowledge, threatened against the Company relating to the continued listing of the Shares on ASX or NASDAQ;

(rrr)

good faith: all expressions of opinion, intention or expectation expressed in the EI Prospectus or the US Placement Prospectus are, in all material respects, made in good faith, after full and complete inquiry, objectively determined and are fairly and honestly held.

6.2	Company covenants

The Company covenants to and for the benefit of the Underwriter that:

(a)                                  no breach: during the continuance of this agreement, the Company and each other Group Company will not do or permit or acquiesce in any activity which involves a material breach by the Company or that other Group Company of any Compliance Rules;

(b)                                 other jurisdictions: the Entitlement Issue will not be made in any jurisdiction where it would be unlawful to do so;

(c)                                  compliance: the Entitlement Issue will be made by the Company, and the Entitlement Shares will be issued and allotted by the Company, in accordance with all applicable requirements of the Compliance Rules;

(d)                                 no issue of securities: for the period expiring 90 days after the Listing Date, the Company will not without the prior written consent of the Underwriter, offer for subscription or purchase, issue invitations to subscribe for or buy or issue any Securities of the Company or of any other Group Company whatsoever or agree to do so except as provided for under this agreement, the EI Prospectus, the US Placement Prospectus and the agreement to terminate the Agreement for Strategic Alliance with Medigen Biotechnology Corporation, as that agreement is disclosed in the US Placement Prospectus;

(e)                                  agreed form of Prospectus: the Company will not issue or permit the issue of the Australian EI Prospectus or the US EI Prospectus, in a form or with content that the Underwriter has not first seen and agreed to;

(f)                                    no disposals outside ordinary course: until Quotation of the Entitlement Shares has occurred, the Company, and the Company will procure that each other Group Company, will not dispose, or agree to dispose, of any part of their business or property otherwise than in the ordinary course of their ordinary business, without the prior written consent of the Underwriter;

(g)                                 assistance to the Underwriter: until all of the Underwritten Shares have been issued and allotted in accordance with the Entitlement Issue or the provisions of this agreement, the Company will, and the Company will cause its officers and employees, to assist the Underwriter and its employees or agents to make such examination and enquiries of and concerning the business, assets, liabilities, books and accounts of the Company and each other Group Company as the Underwriter may require for the purpose of conducting all investigations which the Underwriter considers necessary or desirable in relation to the Entitlement Issue, the Prospectus or observance of the Compliance Rules;

(h)                                 no statements to ASX, NASDAQ or SEC: in the period commencing from the Operative Date and ending on the day immediately after the Listing Date, the Company will not make, and the Company will cause each other Group Company and each of its and their directors, officers, employees, agents and advisers not to make, to ASX, NASDAQ, SEC or otherwise in the public domain, any statements or announcements or issue any press releases directly or indirectly in respect of the Entitlement Issue or the US Placement without the prior written consent of the Underwriter (except any announcement required by the Compliance Rules, in which event consent of the Underwriter is not required);

(i)

procure approvals, etc: the Company will procure that all consents, approvals and authorities required to be obtained from any Authority, person or body of persons directly concerning or in respect of or relating to the Entitlement Issue are so obtained unconditionally (or if on a conditional basis, on such conditions as are reasonably acceptable to the Underwriter) and, once obtained, are not withdrawn, suspended, withheld, varied or revoked;

(j)

no acquisition outside ordinary course: until the Listing Date, the Company, and the Company will procure that each other Group Company, will not acquire any asset or enter into any other expenditure or borrowing other than in the ordinary course of their ordinary business without the prior written consent of the Underwriter;

(k)

notification of termination event: the Company will immediately advise the Underwriter in writing on becoming aware of any of the circumstances referred to in Clause 10.1 and will provide full details of those circumstances;

(l)

no representations on behalf of the Underwriter: none of the Group Companies nor any of their directors or employees, representatives or agents, will make any representations whatsoever, whether by implication or otherwise, on behalf of the Underwriter in the course of discussing or marketing the Entitlement Issue or the US Placement;

(m)

enforcement of rights: the Company will enforce its rights, take all such actions and do all such things as may be necessary or desirable for the Company to obtain the full benefit of each of the material contracts to which it is, or becomes, a party on or before the Listing Date;

(n)

major investments: until the Listing Date, the Company will keep the Underwriter informed of all negotiations, discussions and decisions in relation to any proposed major investment by the Company or any other Group Company;

(o)

Encumbrances: the Company, and the Company will procure that each other Group Company, will not without the prior written approval of the Underwriter, enter into, or agree to enter into, any Encumbrance in respect of its or their assets other than those Encumbrances proposed to be entered into and disclosed to the Underwriter prior to the Listing Date;

(p)

no Related Body Corporate to participate in Entitlement Issue: the Company, in co-operation with the Underwriter, will ensure that no other Group Company, participates in the Entitlement Issue or the US Placement;

(q)

ordinary course of business: from the date of this agreement until the issue of the Entitlement Shares, each Group Company will conduct its business in the ordinary course of business, except as specifically contemplated by the EI Prospectus;

(r)

ongoing due diligence: the Company will continue until Completion to conduct the Due Diligence Programme in accordance with the Due Diligence Planning Memorandum to ensure there are reasonable grounds to believe that there are no material omissions from the EI Prospectus or the US Placement Prospectus and that any statement included in the EI Prospectus or the US Placement Prospectus (i) is true and not misleading or deceptive in any material respect, and does not become misleading or deceptive in any material respect and does not constitute conduct by any person which is misleading or deceptive in any material respect and (ii) does not contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading;

(s)

prejudicial to prospects of Entitlement Issue or US Placement: the Company will not, and will use its best endeavours to ensure that its officers do not, do or omit to do anything which is, or is likely to be, prejudicial to the prospects of the Entitlement Issue or the US Placement, except as required by any Compliance Rules;

(t)	filing of US EI Prospectus: the Company shall file:

(i)

the US EI Prospectus with the SEC within the time periods specified by Rule 424(b) and Rules 430A, 430B or 430C under the Securities Act, to file any Issuer Free Writing Prospectus to the extent required by Rule 433 under the Securities Act, if applicable; and

(ii)

promptly, all reports and any definitive proxy or information statements required to be filed by the Company with the SEC pursuant to Section 13(a), 13(c), 14 or 15(d) of the Exchange Act subsequent to the date of the US EI Prospectus and for so long as the delivery of a prospectus is required in connection with the offering or sale of the Shares;

(u)	US state securities or “blue sky” laws: the Company shall:

(i)

furnish such information as may be required and otherwise to co-operate in qualifying the Shares for offering and sale under the securities or blue sky laws of the states or other jurisdictions of the United States as necessary to offer and sell the US EI Shares to Shareholders in the United States or that are US Persons and to maintain such qualifications in effect so long as the distribution of the Shares is ongoing provided, however, that the Company shall not be required to qualify as a foreign corporation or to consent to the service of process under the laws of any such jurisdiction (except service of process with respect to the offering and sale of the Shares); and

(ii)

promptly advise the Underwriter of the receipt by the Company of any notification with respect to the suspension of the qualification of the Shares for offer or sale in any state or other jurisdiction of the United

States or the initiation or threatening of any proceeding for such purpose;

(v)

post-effective amendment or Rule 462 registration statement: if, at the time this agreement is executed and delivered, it is necessary for a post-effective amendment to the US Registration Statement, or a registration statement under Rule 462(b) under the Securities Act, to be filed with the SEC and become effective before the US EI Shares or the US Placement Shares may be sold, the Company shall use its reasonable best efforts to cause such post-effective amendment or such registration statement to be filed and become effective as soon as possible, and the Company will advise the Underwriter promptly and, if requested by the Underwriter, will confirm such advice in writing:

	(i)	when such post-effective amendment or such registration statement has become effective; and

(ii)

if Rule 430A under the Securities Act is used, when the US EI Prospectus is filed with the SEC pursuant to Rule 424(b) under the Securities Act (which the Company agrees to file in a timely manner in accordance with such rules under the Securities Act);

(w)	SEC comments or correspondence: the Company shall advise the Underwriter promptly:

(i)

confirming such advice in writing, of any request by the SEC for amendments or supplements to the US Registration Statement or the US EI Prospectus, or for additional information with respect thereto, or of notice of institution of proceedings for, or the entry of a stop order, suspending the effectiveness of the US Registration Statement and, if the SEC should enter a stop order suspending the effectiveness of the US Registration Statement, the Company shall use its reasonable best efforts to obtain the lifting or removal of such order as soon as possible; and

(ii)

the Company shall advise the Underwriter promptly of any proposal to amend or supplement the US Registration Statement or the US EI Prospectus, and to provide the Underwriter copies of any such documents for review and comment a reasonable amount of time prior to any proposed filing and to file no such amendment or supplement to which the Underwriter shall object in writing, which objection shall not be unreasonable;

(x)

amendments to US EI Prospectus: the Company shall advise the Underwriter promptly of the happening of any event within the period during which a prospectus is required by the Securities Act to be delivered (whether physically or through compliance with Rule 172 under the Securities Act or any similar rule) in connection with any sale of Shares, which event could require the making of any change in the US EI Prospectus then being used so that the US EI Prospectus would not include an untrue statement of material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they are made, not misleading;

	(y)	retention of “free writing prospectuses”: the Company shall comply with Rule 433(g) under the Act; and

(z)

use of prospectus: the Company shall not, at any time at or after the execution of this agreement, offer or sell any Shares by means of any “prospectus” (within the meaning of the Securities Act), or use any “prospectus” (within the meaning of the Act) in connection with the offer or sale of the Shares in the United States or to US Persons, in each case other than the US EI Prospectus or the US Placement Prospectus in connection with the US Placement.

6.3	Warranties and covenants to remain true

It is a condition of this agreement, including without limitation, any liability of the Underwriter under this agreement, that each of the covenants, warranties and representations set out in clauses 6.1 and 6.2 is as at the Operative Date and remains continuously until the date of cessation of the liability of the Underwriter under clause 8.6, true and correct in every material respect.

6.4	Company’s indemnity

The Company indemnifies the Indemnified Parties against all Losses, except those arising to the Underwriter from its subscription for the Shortfall under clause 8.4, in respect of or in connection with or arising out of, whether directly or indirectly:

	(a)	the Entitlement Issue or the Prospectus;

(b)

being named in, or otherwise referred to in, any one or more of the Australian EI Prospectus, the US EI Prospectus, the US Placement Prospectus or any notice, advertisement or other information published by, or with the approval of, any Group Company in relation to any Group Company;

	(c)	a breach of any of the provisions of this agreement, including:

(i) any non-compliance by any Group Company with the Compliance Rules or any other legal obligations in relation to the Entitlement Issue;

(ii) any breach of the covenants, warranties and representations set out in clauses 6.1, 6.2 , 6.3 or the undertaking in clause 6.8;

(iii)

any notice, advertisement, report or other information published by an Indemnified Party in relation to any Group Company, the Entitlement Issue, the US Placement, the EI Prospectus, the US Prospectus or the US Placement Prospectus with the approval of the Company; and

(iv) any notice, advertisement or other information published by any Group Company in relation to any Group Company, the Entitlement Issue, the

US Placement, the EI Prospectus, the US Prospectus or the US Placement Prospectus whether or not with the approval of any other Indemnified Party.
6.5	No waiver

Any approval or consent given by any Indemnified Party to any act, matter or thing (whether relating to the contents of the Prospectus or otherwise) does not constitute a waiver of or in any way prejudice the right of that Indemnified Party or any other Indemnified Party to exercise its rights under the indemnity contained in clause 6.4.

6.6	Negligence

Notwithstanding anything express or implied in this agreement, the right of the Indemnified Parties to be indemnified under this agreement will not apply to the extent that the Loss in question arises as a result of negligence or wilful misconduct of any Indemnified Party.

6.7	Underwriter’s obligation to notify

If the Underwriter:

(a)

receives notice of any act, matter or thing which may give rise to a claim, action, demand, suit, proceeding, damage, loss, liability, cost or expense, in relation to which the Company would be required to indemnify it under clause 6.4; and

(b) is aware that that act, matter or thing would be likely to give rise to a claim by an Indemnified Party under the Indemnity in clause 6.4,

then the Underwriter must notify the Company of that act, matter or thing, giving such details as it is practicable to give within 2 Business Days of it coming to its attention.

6.8	Cleansing Notice

The Company hereby undertakes to and in favour of the Underwriter that it will, in accordance with section 708A(6) of the Corporations Act, issue a notice to the ASX within 5 Business Days of the date on which the Entitlement Shares are issued and allotted, in respect of all the Entitlement Shares.

7.	Applications for, and Allotment of, Underwritten Shares

7.1	Applications

On and after the Despatch Date:

(a) each Underwriter will use all reasonable endeavours to procure Applications for all of the Underwritten Shares of that Underwriter; and

(b) the Company will provide all reasonable assistance requested by the Underwriter to assist the Underwriter in procuring Applications for all of the Underwritten Shares of each Underwriter.

7.2	Opening and Closing of Offer Period

The Company must cause the Entitlement Issue to open at 9.00 am AEST on the first day of the Entitlement Issue Period and close at 5.00 pm AEST on the Closing Date.

7.3	Acceptance of Applications

(a)

Subject to clause 7.4, the Company will not accept any applications for Underwritten Shares which are not Applications, and any allotment made pursuant to an Application will be in accordance with the Prospectus and the Compliance Rules.

(b) The Company will use every reasonable endeavour to have invalid applications corrected and made into Applications prior to the Closing Date.

(c)

Without limitation to the provisions of paragraph (a) of this clause 7.3, the Company will ensure that, for the purpose of determining the existence and number of the Shortfall Shares, all Application Moneys will be banked, cleared and maintained in immediately available form, on or before providing the notification referred to in clause 8.1(a).

(d) By no later than 7.00 pm on the Closing Date, the Company will provide to the Underwriter, a written summary of:

(i) all Applications received by or on behalf of the Company, prior to that time and date;

(ii) all other applications actually or purportedly for Australian EI Shares or US EI Shares, that are received by or on behalf of the Company, prior to that time and date; and

(iii)

all actions, if any, taken or purported to be taken, and the corresponding time and dates on which such actions were, or are intended to be, taken in order to convert each application referred to in sub-paragraph (ii) into an Application.

7.4	Rejection of Applications

Except as required by any relevant law or regulation, the Company will not refuse or reject any Application without the prior consent of the Underwriter.

7.5	Calculation of Shortfall

All Applications received by or on behalf of the Company during the Entitlement Issue Period, other than those not accepted by the Company in accordance with clause 7.3 or clause 7.4, are to be taken into account when calculating any Shortfall.

7.6	Daily Update of Applications

The Company will ensure that the Underwriter will be provided, at least once each Business Day and by no later than 10.00 am Sydney time, with written confirmation of the cumulative number of Underwritten Shares in respect of which the Company, or any person acting on behalf of the Company, has received Applications by close of business on the immediately preceding day, and any other material particulars relating to the Applications that an Underwriter reasonably requests.

7.7	Allocation policy

Subject to the provisions of clause 7.8, the Company and the Underwriter will be entitled to nominate the allottees of the Underwritten Shares in accordance with the allocation policy agreed by the Parties from time to time.

7.8	Time to nominate

Any nominations of applicants by the Underwriter for the Underwritten Shares in accordance with the provisions of clause 7.7 must be made within 7 days after the Closing Date or failing that, the Company may allot the Underwritten Shares to such applicants as determined by the Company from the Applications.

7.9	Time to allot

Immediately after all applicants who are to be nominated as allottees of the Underwritten Shares are nominated under the provisions of clause 7.7 or clause 7.8 and the amount stated in the Prospectus as the minimum subscription or minimum application (if any) has been received, the Company will issue and allot the Underwritten Shares to those nominees and dispatch Share holding statements in accordance with the Compliance Rules and the Prospectus.

8.	Shortfall

8.1	Procedure in the event of a Shortfall

(a)

If, at the Last Closing Date, Applications have not been received for all the Underwritten Shares, the Company will within 2 Business Days after the Closing Date, notify the Underwriter of the number of Shortfall Shares (if any).

(b) The number of Shortfall Shares referred to in any such notification will be conclusive for all purposes against the Company.

(c)

At the same time that the Company delivers the notification of a Shortfall in accordance with the provisions of clause 8.1(a), the Company will also deliver to the Underwriter a Certificate certifying that:

(i) all the conditions precedent set out in clause 2.3 of this agreement have been satisfied;

(ii)

the Company has, and will, at the time of making the Entitlement Issue and issuing the Entitlement Shares, have observed, performed and complied in all material respects with all the obligations, covenants and terms on its part to be observed, performed and complied with in respect of, whether directly or indirectly, the Entitlement Issue, whether arising out of this agreement, the Compliance Rules or the EI Prospectus;

(iii) none of the events referred to in clause 10.1 has occurred other than an event or opinion the effect of which has been waived in writing by the Underwriter pursuant to clause 10.3; and

(iv) there has been no breach of any of the covenants, warranties or representations contained in this agreement.

8.2	Certificate taken to be accurate

A certification in terms of clause 8.1(b)(iv) contained in a Certificate delivered in accordance with clause 8.1(b) is taken to be accurate if, before the Certificate was delivered, there was a breach of the provisions of clause 6, but:

(a) the Company had disclosed in writing full particulars of the breach to the Underwriter; and

(b) the Underwriter had formed the opinion, as notified in writing to the Company, that the breach was unlikely to have a Material Adverse Effect.

8.3	Certificate Warranty

The Company warrants the truth, completeness and accuracy of the Certificate as at the date of delivery of the Certificate to the Underwriter and at all times before the Listing Date.

8.4	Time for delivery of the Underwriter’s Application

Within 6 Business Days of receipt of both the notification of the Shortfall and the Certificate, the Underwriter will, in reliance upon the Certificate, lodge or cause to be lodged the Underwriter’s Application together with payment in full of the Entitlement Issue Price multiplied by the number of Shortfall Shares. The Underwriter’s Application will not be withdrawn prior to allocation of the Underwritten Shares by the Company, except if the Underwriter validly terminates this agreement prior to allotment.

8.5	Time for allotment after Underwriter’s Application

If the Underwriter is required to lodge or cause to be lodged an Underwriter’s Application with the Company in accordance with the provisions of clause 8.4:

(a) not later than 2 Business Days after lodgement of the Underwriter’s Application and payment of the amount described in clause 8.4, the Company will allot Shortfall Shares to the relevant applicant or applicants in accordance with the Underwriter’s Application; and

	(b)	the Company acknowledges that immediately on lodgement of the Underwriter’s Application:

(i) the Underwriter has satisfied in full the Underwriter’s obligations under clause 8.4; and

(ii) the Underwriter is not required to pay any further amounts to the Company in respect of the Underwriter’s obligations under this agreement.

8.6	Cessation of Underwriter’s obligations

Upon the first to occur of:

(a)

the Company receiving Applications, other than applications or Applications for Underwritten Shares refused or rejected by the Underwriter or by the Company with the prior consent of the Underwriter in accordance with either clause 7.3 or clause 7.4, for all the Underwritten Shares;

	(b)	the Underwriter discharging its obligations under clause 8.4; or

	(c)	the date upon which the Underwriter validly terminates this agreement under clause 10,

all liability of the Underwriter under the provisions of this agreement, including clause 8.5, ceases.

8.7	Underwriter’s Election

In the event that:

	(a)	an Underwriter (“Terminating Underwriter”) terminates or otherwise is released from its underwriting obligations under, and in accordance with, the provisions of this agreement; and

	(b)	the other Underwriter (“Non Terminating Underwriter”) elects not to exercise its rights of termination as contemplated in the provisions of clause 10.1(h) of this agreement;

the Non Terminating Underwriter will:

(c)

have the exclusive right to elect to assume all or any part of the Terminating Underwriter’s rights and obligations under this agreement, including those referred to in this clause 8, by providing both the Company and the Terminating Underwriter with written notice to the effect that it has so elected and the material details of such election; but

(d) otherwise will remain obliged to carry out and perform its several obligations as set out in, and in accordance with, the provisions of this agreement.

9.	Payments

9.1	Underwriting Commission

Subject to the Corporations Act, as soon as practicable after the allotment of all of the Underwritten Shares, the Company will pay to each Underwriter their respective Agreed Proportion of the Underwriting Commission, in accordance with the provisions of clause 9.3, unless directed in writing otherwise by each Underwriter.

9.2	Charges and time for payment

All Charges not previously paid (including legal fees (excluding GST and disbursements) of the Underwriter up to a maximum amount of A$40,000) are to be paid by the Company to the Underwriter on the date the Underwriting Commission becomes payable (providing the relevant accounts have been submitted to the Company by this date and if not then within 5 Business Days of the submission of such accounts) and the Company indemnifies and holds the Underwriter harmless from and against any Charges.

9.3	Set-off

The Company hereby directs the Underwriter to deduct and retain from any Application Moneys held on trust by the Underwriter for the Company, the Underwriting Commission and any other amounts which are owed by the Company to the Underwriter under clause 9.1 or clause 9.2 provided that such deduction and retention of the Application Moneys does not occur until such time as the Underwritten Shares have been issued and allotted by the Company in accordance with the Compliance Rules.

10.	Relief of the Underwriter’s Obligations

10.1	Events entitling Underwriter to terminate

Notwithstanding any other provision, whether express or implied, of this agreement (except clause 10.5), an Underwriter may, without cost or liability, by notice in writing to the Company (and without prejudice to any accrued rights of the Underwriter under this agreement) immediately terminate this agreement (and the Underwriter is relieved immediately of all of its obligations under this agreement) at any time during the period commencing on the Operative Date and ending on the date of cessation of the liability of the Underwriter under clause 8.6, upon the occurrence of any one or more of the following events:

(a) issue agreed form: the Company issues an EI Prospectus in a form not previously agreed by the Underwriter;

(b) changes of law: any law, bill or other measure is introduced or announced by the Government of Australia, the Government of any Australian State or

Territory, or any responsible Minister of any such Government, or by the Government of the United States of America which has or is likely to have a Material Adverse Effect on the prospects of the Entitlement Issue being fully subscribed prior to the Closing Date;

(c)	directors: any director or proposed director of the Company is charged with or convicted of any indictable criminal offence;

(d)

breach of agreement: the Company commits or permits any breach or default of any provisions of this agreement, including under the provisions of clause 6.1 or clause 6.2, and that breach or default has, or is likely to have, a Material Adverse Effect;

(e)

breach of Compliance Rules: the Company or any Subsidiary or any director or proposed director, in their capacity as a director of the Company or any Subsidiary contravenes any provision of the Compliance Rules;

(f)

misstatement in the Prospectus or US Registration Statement: there is a misstatement, inaccuracy in or omission from the Australian EI Prospectus, including but not limited to any representation with respect to any future matter, is or becomes false or misleading, or the US EI Prospectus or the US Registration Statement contains an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading;

(g)	supplementary prospectus: any event or circumstance occurs that results in the Company being, becoming or likely to become obliged to:

	(i)	repay any money received from any Applications,

	(ii)	give the applicants who have submitted any Applications:

		(A)	any document prescribed in section 724(3) of the Corporations Act; and

		(B)	1 month to withdraw their Application; or

	(iii)	issue or transfer any Shares to any such applicant and give them:

		(A)	any document prescribed in section 724(3) of the Corporations Act; and

		(B)	1 month to withdraw their Application,

in accordance with the provisions of section 724(2) of the Corporations Act;

	(h)	insolvency event: an Insolvency Event occurs with respect to any Group Company;

	(i)	termination by Underwriter: either of eG or Bell, acting in accordance with, the provisions of this agreement, terminates or otherwise is released from its underwriting obligations under, and in accordance with, the provisions of this agreement, other than as a result of either eG or Bell performing their respective obligations under clause 8.4 or as contemplated in clause 8.6(a) or 8.6(b) of this agreement;

(j)

Quotation by ASX: the Australian EI Shares are not approved for Quotation before the date on which the Entitlement Shares are to be issued or, if the approval is granted, the approval is subsequently withdrawn, qualified on a basis or made the subject of conditions not acceptable to the Underwriter or the Company or withheld;

(k)

Quotation by NASDAQ: the US EI Shares are not approved for quotation by NASDAQ before the date on which the Entitlement Shares are to be issued, the US Placement Shares are not approved for quotation by NASDAQ before the date on which the US Placement Shares are to be issued or, in either or both instances, if the approval is granted, the approval is subsequently withdrawn, qualified on a basis or made the subject of conditions not acceptable to the Underwriter or the Company or withheld;

(l)

movement in the All Ordinaries Index: at any time after the Operative Date and before the Listing Date, either or both the All Ordinaries Index of ASX or the Composite Index of NASDAQ falls to a level that is 7.5% or more below the level attained at the close of trading on the Business Day immediately preceding the Operative Date;

(m)

US$/A$currency movement: at any time after the Operative Date and before the Listing Date, there is a cumulative movement during or at any point of time in that period, of 7.5% or more in United States Dollar Representative Rate per Australian Dollar, sourced from the Reserve Bank of Australia and as published in the Australian Financial Review;

(n)

adverse change (financial position): in the opinion of the Underwriter there is an adverse change or a development involving a prospective adverse change occurs in the financial or trading position of any Group Company;

(o)

commencement or escalation of hostilities: hostilities are commenced or escalated (whether war is declared or not) or acts of terrorism occur involving all or any of the Commonwealth of Australia, New Zealand, the United Kingdom, the United States of America, the Republic of Indonesia, Taiwan (Republic of China), the Commonwealth of Independent States (or any successor union or if there is not such successor union, then the Republic of Russia), any former members of the USSR, the Peoples Republic of China or Japan or hostilities are renewed in the Persian Gulf between sovereign nations, other than hostilities between members of the Commonwealth of Independent States;

(p)	breach of constitution: any Group Company contravenes any of the provisions of their respective constitutions;

(q)	unapproved alteration: any Group Company alters its board of directors or its capital structure or its constitution without the prior written consent of the Underwriter;

(r)

adverse change (business activities): in the opinion of the Underwriter there is an adverse change in relation to the principal business activities of any Group Company or in any of the principal projects or businesses of any Group Company including, without limiting the generality of the foregoing, if any adverse order is made by an environmental agency in relation to any Group Company or any site occupied by any Group Company;

(s)	certificate: the Certificate (if required) is not given in accordance with clause 8.1(b) or, if so given, is or becomes incorrect in whole or in part;

(t)

material contract: without the prior written consent of the Underwriter, a material contract (other than this agreement) to which any Group Company is a party, is terminated (whether by breach or otherwise), rescinded, altered or materially amended or if any such contract is rendered void or voidable or liable to be terminated;

(u)

interest rate: after the Operative Date and before the Listing Date there is a change in the Australian Cash Rate as determined by the Reserve Bank of Australia or the US Federal Funds Rate, by 50 basis points or more from either or both of those rates, as published in the Australian Financial Review on the Business Day immediately preceding the Operative Date;

(v)

Encumbrances: other than Encumbrances created with the prior written approval of the Underwriter or created in the ordinary course of the business of any Group Company, an Encumbrance over all or any of the assets of any Group Company is created or comes into existence;

(w)

false or misleading information given to the Underwriter: any information supplied by any Group Company or any person on its behalf to the Underwriter or its employees or agents in respect of the Entitlement Issue or the EI Prospectus is or becomes false or misleading, which has, or is likely to have, a Material Adverse Effect;

(x)	ASIC hearing: any application is made by ASIC for any order under section 1324A or section 1324B of the Corporations Act in relation to the EI Prospectus;

(y)

ASIC or SEC Prosecution: ASIC or the SEC give written notice of an intention to prosecute the Company, any director or employee of the Company, or any Subsidiary of the Company or any of its Related Bodies Corporate, unless ASIC or the SEC, as applicable, withdraw that intention in writing on or before the Closing Date;

(z)	Court Order: an order is made in connection with an EI Prospectus, including under section 1324 and section 1325 of the Corporations Act;

(aa)

action by Authority: the performance of the obligations of the Underwriter under this agreement, or the completion of the Entitlement Issue by the Company, is prevented or restrained by order of or notice by an Authority;

(bb)

withdrawal of consent: any person who has previously consented to the inclusion of his, her or its name in any of the Australian EI Prospectus, the US EI Prospectus or the US Placement Prospectus (other than the Underwriter, if applicable) withdraws that consent;

(cc)	Prescribed Occurrence: a Prescribed Occurrence occurs in relation to the any Group Company, other than in relation to the Underwritten Shares;

(dd)

natural disaster: before the Listing Date there is a natural disaster which, in the reasonable opinion of the Underwriter, is likely to have a material adverse affect on the operations of any Group Company;

(ee)

public statements: otherwise than in accordance with this agreement, a public statement is made by any Group Company, or any current or proposed director, officer, employee, agent or adviser of any of the foregoing in relation to any Group Company, the Entitlement Issue or any Security issued by any Group Company;

(ff)

ASIC or SEC proceedings: ASIC or the SEC issues or threatens to issue, proceedings in relation to the issue, allotment or placement of Entitlement Shares or commences any inquiry or investigation into the issue, allotment or placement of any Shares;

(gg)

government proceedings: any Authority commences or threatens to commence any action or proceedings against any Group Company or any of the directors of any Group Company in their capacity as a director or announces that it intends to take such action;

(hh)	disqualification of a director: any director of any Group Company is disqualified from managing a corporation under the Corporations Act or under applicable US securities laws;

(ii)

suspension in quotation: any Securities issued by the Company and that have been the subject of Quotation, are suspended from Quotation or there is a material limitation in their trading, or ability to be traded on any market conducted by ASX, for more than 5 days or there has been a suspension or material limitation in trading of the Shares on NASDAQ;

(jj)

SEC stop order: no stop order with respect to the effectiveness of the US Registration Statement shall have been issued under the Securities Act or proceedings initiated under Section 8(d) or 8(e) of the Securities Act; or

(kk)

no suspension or moratorium: there shall not have occurred (i) any suspension of trading generally on the New York Stock Exchange, NASDAQ or the ASX or establishment of minimum or maximum prices or maximum ranges for prices on any such exchange or such market by the SEC, such exchange or by any other regulatory body or governmental authority having jurisdiction or (ii) any declaration of a banking moratorium by US Federal or state authorities or other applicable governmental authorities in commercial banking or securities settlement or clearance services in the United States or Australia.

10.2	Obligation to pay fees and Charges notwithstanding termination

Subject to the provisions of clause 10.6, if the Underwriter terminates this agreement pursuant to the provisions of clause 10.1, the Company is not obliged to pay to the Underwriter the Underwriting Commission, but the Company remains liable to pay to the Underwriter all fees, expenses and Charges payable under the provisions of clauses 9.1 and 9.2 or otherwise with those fees, expenses and Charges being payable within 10 Business Days of the date of termination.

10.3	Effect of waiver

The Underwriter may by written notice to the Company waive any of its rights. Any such waiver only affects the Underwriter’s rights in respect of the matter and breach expressly referred to in the waiver notice.

10.4	Material Adverse Effect

Notwithstanding anything expressed or implied in this agreement, the occurrence of any of the events listed in clause 10.1 does not entitle the Underwriter to exercise its rights under this clause 10 unless such event has or is likely to have a Material Adverse Effect or in the reasonable opinion of the Underwriter, could give rise to a liability on the part of the Underwriter under any applicable Compliance Rules.

10.5	Survival of termination

The rights and entitlements and the obligations and liabilities, as each are set out in each of clauses 6, 8.3, 8.6, 9 and 10, will survive termination of this agreement.

10.6	Damages

Termination of this agreement under the provisions of clause 10.1, save as provided in clause 10.2, will not extinguish any claim for damages which the Underwriter may otherwise have arising from a breach of this agreement by the Company.

11.	Confidentiality

(a)

The Underwriter agrees to keep confidential any information concerning the Company and its Subsidiaries which it may receive in its capacity as Underwriter under this agreement. All information given by the Company and its Subsidiaries to the Underwriter must not be disclosed to any person except:

(i)

to employees, legal advisers, auditors and other consultants of the Underwriter requiring the information for proper purposes in connection with this agreement, the Entitlement Issue or the EI Prospectus;

(ii) with the consent of the Company;

(iii)

if required by any Compliance Rules, law, ASX, SEC or NASDAQ provided the Underwriter promptly notifies the Company of this requirement and consults with the Company as to the form and content of disclosure and uses its best endeavours to minimise any such disclosure and to ensure the information disclosed is treated confidentially; or

(iv) if the information is publicly available other than as a result of breach of confidence by any person receiving the information.

	(b)	If this agreement is terminated for any reason the Underwriter must at the direction of the Company either return or destroy all such information within its possession or control.

12.	Notices

12.1	Service of notices

A notice, demand, consent, approval or communication under this agreement (Notice):

	(a)	must be in writing and in English directed to the recipient’s address for notices specified in the Details (as varied by any Notice);

	(b)	must be hand delivered, left at or sent by prepaid post or facsimile to the recipient’s address for notices specified in the Details (as varied by any Notice); and

	(c)	may be given by an agent of the sender.

12.2	Effective on receipt

A Notice given in accordance with clause 12.1 takes effect when received (or at a later time specified in it), and is taken to be received:

	(a)	if hand delivered or left at the recipient’s address, on delivery;

	(b)	if sent by prepaid post, the third Business Day after the date of posting, or the seventh Business Day after the date of posting if posted to or from outside Australia; and

(c)

if sent by facsimile, when the sender’s facsimile system generates a message confirming successful transmission of the entire Notice unless, within one Business Day after the transmission, the recipient informs the sender that it has not received the entire Notice, but if the delivery or transmission under paragraph (a) or (c) is outside Business Hours, the Notice is taken to be received at the commencement of Business Hours after that delivery, receipt or transmission.

12.3	Process service

Any process or other document relating to litigation, administrative or arbitral proceedings in relation to this agreement may be served by any method contemplated by this clause in addition to any means authorised by law.

12.4	Notice to Underwriter

Notwithstanding any other provision of this clause 12, any Notice required to be given under the provisions of this agreement to the Underwriter must be given as close as possible to simultaneously, to both eG and Bell, unless the abovementioned intended recipient agrees otherwise with the sender.

13.	General

13.1	Alterations

This agreement may be altered only in writing signed by each party.

13.2	Approvals and consents

Except where this agreement expressly states otherwise, a party may, in its discretion, give conditionally or unconditionally or withhold any approval or consent under this agreement.

13.3	Assignment

A party may only assign a right under this agreement with the prior written consent of each other party.

13.4	Counterparts

This agreement may be executed in counterparts. All executed counterparts constitute one document. This agreement may be executed by any of the Parties by duly executing a counterpart and forwarding a copy of the signed counterpart to the other party.

13.5	Stamp Duty

The Parties agree that any stamp duty assessed on this agreement will be paid by the Company.

13.6	No merger

Except where this agreement expressly states otherwise, the rights and obligations of the Parties under this agreement do not merge on completion of any transaction contemplated by this agreement.

13.7	Entire agreement

This agreement constitutes the entire agreement between the Parties in connection with its subject matter and supersedes all previous agreements or understandings between the Parties in connection with its subject matter.

13.8	Further action

Each party must do, at its own expense, everything reasonably necessary to give full effect to this agreement and the transactions contemplated by it (including executing documents) and to use all reasonable endeavours to cause relevant third parties to do likewise.

13.9	Severability

If the whole or any part of a provision of this agreement is invalid or unenforceable in a jurisdiction it must, if possible, be read down for the purposes of that jurisdiction so as to be valid and enforceable. If however, the whole or any part of a provision of this agreement is not capable of being read down, it is severed to the extent of the invalidity or unenforceability without affecting the remaining provisions of this agreement or affecting the validity or enforceability of that provision in any other jurisdiction.

13.10	Enforcement of indemnities

It is not necessary for a party to incur expense or make payment before enforcing a right of indemnity conferred by this agreement.

13.11	Survival

Any indemnity or obligation of confidentiality in this agreement is independent and survives termination of this agreement. Any other term which by its nature is intended to survive termination of this agreement survives termination of this agreement.

13.12	Attorneys

Each person who executed this agreement on behalf of a party declares that he or she has no notice of the revocation or suspension by the grantor or in any other manner of the power of attorney under the authority of which he or she executes this agreement.

13.13	Waiver

A party does not waive a right, power or remedy if it fails to exercise or delays in exercising the right, power or remedy. A single or partial exercise by a party of a right, power or remedy does not prevent another or further exercise of that or another right, power or remedy. A waiver of a right, power or remedy must be in writing and signed by the party giving the waiver.

13.14	Relationship

Except where this agreement expressly states otherwise, this agreement does not create a relationship of employment, trust, agency or partnership between the Parties. Notwithstanding the foregoing, the Company acknowledges and agrees that the Underwriter has been retained by the Company solely to act as underwriter in connection with the Entitlement Issue and no fiduciary, advisory or agency relationship between the Company and the Underwriter has been created in respect of any of the transactions contemplated by this agreement, irrespective of whether such Underwriter has advised or is advising the Company on other matters. The Company waives, to the fullest extent permitted by law, any claims it may have against the Underwriter for breach of fiduciary duty or alleged breach of fiduciary duty and agrees that the Underwriter shall have no liability (whether direct or indirect) to the Company in respect of such a fiduciary duty claim or to any person asserting a fiduciary duty claim on behalf of or in right of the Company, including Shareholders, employees or creditors of the Company.

13.15	Remedies cumulative

The rights provided in this agreement are cumulative with and not exclusive of the rights, powers or remedies provided by law independently of this agreement.

13.16	Governing law

This agreement will be governed by and construed in accordance with the law for the time being in force in New South Wales and the Parties, by entering into this agreement, are deemed to have submitted to the non-exclusive jurisdiction of the courts of that State.

13.17	Exercise of rights

A party may exercise a right, at its discretion and separately or concurrently with another right.

Executed as an agreement

Executed by Progen Pharmaceuticals	)
Limited (ABN 82 010 975 612) in	)
accordance with Section 127 of the	)
Corporations Act 2001 (Cth)

/s/ T. Justus Homburg	/s/ Stephen Chang
Signature of authorised person	Signature of authorised person

Chief Executive Officer	Chairman
Office held	Office held

T. JUSTUS HOMBURG	STEPHEN CHANG
Name of authorised person (BLOCK LETTERS)	Name of authorised person (BLOCK LETTERS)

Executed by Emerging Growth Capital	)
Pty Limited (ABN 16 093 677 180) in	)
accordance with Section 127 of the	)
Corporations Act 2001 (Cth)

/s/ Peter Forbes	/s/ Ross M. Lewin
Signature of authorised person	Signature of authorised person

Chairman	Director
Office held	Office held

PETER FORBES	ROSS M. LEWIN
Name of authorised person (BLOCK LETTERS)	Name of authorised person (BLOCK LETTERS)

Executed by Bell Potter Securities	)
Limited (ABN 25 006 390 772))
in accordance with Section 127 of the	)
Corporations Act 2001 (Cth)

/s/ Alastair Provan	/s/ Colin Bell
Signature of authorised person	Signature of authorised person

MD	CEO
Office held	Office held

ALASTAIR PROVAN	COLIN BELL
Name of authorised person (BLOCK LETTERS)	Name of authorised person (BLOCK LETTERS)